UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square

Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 25, 2007, Edgewater Technology, Inc. (“Edgewater” or the “Company”) issued a press release regarding the matters set forth below. Information set forth in Item 8.01 is being furnished, as opposed to filed, in accordance with Instruction B.2 to Form 8-K.

ITEM 3.01	UNREGISTERED SALE OF EQUITY SECURITIES

As described in Item 8.01 below, the Company issued 233,599 shares of its common stock in connection with the acquisition of Lynx. The shares of common stock issued to the Lynx stockholders were issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended, pursuant to section 4(2) thereof and Regulation D thereunder. The Company relied upon the representations and warranties of the sellers, including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) and Regulation D.

ITEM 8.01	OTHER EVENTS

Edgewater entered into a definitive Asset Purchase Agreement, dated as of September 24, 2007 (the “Purchase Agreement”), by and among Edgewater and certain stockholders of Lynx Business Intelligence Consulting, Inc. (“Lynx”), providing for the acquisition of certain assets of Lynx.

Acquisition of Lynx Business Intelligence Consulting, Inc.: On September 24, 2007, Edgewater Technology, Inc., a Delaware corporation, acquired certain assets of Lynx, pursuant to the terms of a Purchase Agreement (the “Closing”).

The Company paid to the shareholders of Lynx total consideration of $5.0 million, consisting of an initial upfront payment at closing of $3.0 million in cash and 233,599 shares of Edgewater’s $0.01 par value per share common stock, which is subject to a three year lock-up agreement. Additionally, the former Lynx shareholders will have the potential to earn additional consideration of up to $0.5 million based on achieving performance-based objectives over a 24-month period following the closing date.

Strategic Objectives for Lynx Acquisition: Edgewater believes that acquiring Lynx will further expand Edgewater’s CPM offering and will achieve the following additional strategic goals:

•	Be immediately accretive to earnings;

•	Enhance Edgewater’s BI/CPM services expertise and reach;

•	Expand Edgewater’s geographical footprint to the West Coast; and

•	Be highly leveragable with the Company’s other business service offerings.

Source of Funds: The acquisition will be accounted for as an asset purchase. The $3.0 million in upfront cash was funded from Edgewater’s working capital. It is expected that the cash portion of any remaining earnout consideration, if payable, also will be funded from Edgewater’s working capital.

Description of Business of Acquired Entity: Founded in 2002, Lynx is a leading provider of professional services for the Corporate Performance Management (“CPM”) / Business Intelligence (“BI”) industry. Lynx has delivered services to organizations across various vertical markets including Financial Services/Banking, Consumer Packaged Goods, Entertainment and Retail.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

No Financial Statements relating to the acquisition of Lynx are required pursuant to Rule 3-05 of Regulation S-X.

(b)	Pro forma financial information.

No pro forma financial information relating to the acquisition of Lynx is required pursuant to Article 11 of Regulation S-X.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated September 25, 2007.

* * *

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements made with respect to the expected accretive impact of, and the strategic opportunities associated with, the Lynx business acquisition. The forward looking statements included in the Press Release relate to future events or our future financial conditions or performance, Words such as “targeting,” “expected,” “will,” “are,” “provide,” “continue,” “remain,” “optimistic” or the negative thereof or variations thereon and similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on our current plans or assessments that are believed to be reasonable as of the date of this Press Release. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecast, estimated, anticipated, planned or budgeted in such forward-looking statements include, among others, the following possibilities: (1)geographical expansion difficulties, including the inability to promptly and effectively integrate the Lynx business into the Company’s operations, culture and back office administrative support areas; (2) loss of one or more key customers or key employees (3) changes in industry trends, such as decline in the demand for business intelligence and performance management solutions, custom development and system integration services and/or spending delays with existing information technology services projects; (4) failure to obtain new customers or retain significant existing customers; (5) loss of key executives; (6) general economic and business conditions (whether foreign, national, state or local) which include but are not limited to changes in interest or currently exchange rates and the overall demand for information technology services and/or spending delays for existing information technology services; (7) lack of available growth opportunities; and (8) the inability to maintain, sustain or grow revenues. Actual events or results may differ materially from those discussed, contemplated, forecasted, estimated, anticipated, planned or implied in the forward-looking statements as a result of the various factors described above and those further set forth under the heading “Business- Factors Affecting Finances, Business Prospects and Stock Volatility” in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 14, 2007.

Although we believe that the expectations in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, growth, earnings per share or achievements. However, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We are under no duty to update any of the forward-looking statements after the date of this Press Release to conform such statements to actual results.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2007

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Kevin R. Rhodes
Name: Kevin R. Rhodes Title: Chief Financial Officer (Principal Financial and Accounting Officer)